                                                                   Exhibit 10.20


                     Alabama Metal Industries Corporation
                              3245 Fayette Avenue
                           Birmingham, Alabama  35208
                                 (205) 787-2611


                                July 12, 1999

Mr. Kimball Bradley
Senior Vice President
Chatwins Group, Inc.
300 Weyman Plaza, Suite 340
Pittsburgh, PA  15236

Dear Kimball:

     The purpose of this letter is to revise and extend the letter of intent dated May 28, 1999 between Alabama Metal Industries Corporation ("Purchaser") and Chatwins Group, Inc. ("Seller") regarding the purchase of the assets of the Klemp Division (the "Business"). All aspects of the letter of intent shall remain intact, except for the following changes:

1. The transaction shall exclude all assets and liabilities related to the Chinese operations.

2. The price shall be $32,600,000 payable in cash. No shares of Purchaser's stock shall be issued. This price shall be tied to the March 31, 1999 adjusted Balance Sheet (attached hereto) indicating a Net Worth of $20,110,000.

3. Purchaser shall not assume Seller's lease of the Libertyville, Illinois plant. Purchaser agrees to pay 50% of the cost of exiting the lease up to a maximum of $600,000.

4. The parties agree to target a closing date of Monday, August 16, 1999. The exclusivity period shall be extended through August 31, 1999.

    Please indicate your agreement to the above changes by signing in the space provided below.

                                    Alabama Metals Industries Corporation


                                    By: /s/ Bart A. McLean

                                      Bart A. McLean
                                      Chairman

Mr. Kimball Bradley
July 12, 1999
Page 2


Accepted July 12, 1999

Chatwins Group, Inc.


By: /s/ Kimball J. Bradley
   -------------------------------
  Name: Kimball J. Bradley
  Title: Senior Vice President

Mr. Kimball Bradley
July 12, 1999
Page 2


                                   Exhibit A

                                 Klemp Division
                                 Balance Sheet
                                 March 31, 1999


                                            Actual           Adjustments         As Adjusted
                                      ------------------  ------------------  -----------------
Assets
Cash                                            $    15                                 $    15
A/R - net                                         6,709                                   6,709
Inventory (FIFO)                                  6,015                                   6,015
Other                                               557                                     557
                                                -------                                 -------
  Total/Current                                  13,296                                  13,296

Net P, P & E                                     11,802                                  11,802

Goodwill                                            911                                     911
Other                                               523                                     523
                                                -------                                 -------
  Total                                         $26,531                                 $26,531
                                                =======                                 =======

Liabilities & Net
Worth
A/P                                               5,023                                   5,023
Accrued Payroll                                     615                                     615
Accrued Pension                                      82                                      82
Accrued Taxes                                       207                                     207
Accrual - Other                                     409                                     409
                                                -------                                 -------
  Total Current                                   6,336                                   6,336

IDB                                                 680                (680)                -0-

Inter-Company                                    19,866             (19,866)                -0-
Minority Interests                                   84                                      84
Net Worth                                          (436)             20,546              20,110
                                                -------                                 -------
  Total                                         $26,531                                 $26,531
                                                =======                                 =======